UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 31, 2007
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                          Pre-Paid Legal Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
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                 (State or Other Jurisdiction of Incorporation)


                  001-09293                          73-1016728
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           (Commission File Number)       (IRS Employer Identification No.)


                   One Pre-Paid Way
                        Ada, OK                               74820
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       (Address of Principal Executive Offices)            (Zip Code)


                                 (580) 436-1234
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
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Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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(e) Compensation of Named Executive Officers
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     On July 31, 2007, Pre-Paid Legal Services,  Inc. (the "Company")  increased the annual base compensation of named executive officers, Steve Williamson, Chief Financial Officer, from $126,000 to $150,000 and Kathy Pinson, Vice President of Regulatory Compliance and Secretary, from $131,250 to $155,000.


                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Pre-Paid Legal Services, Inc.


                                    By:  /s/ Randy Harp
                                       -----------------------------------------
                                         Randy Harp, Chief Operating Officer

Date:  August 1, 2007